SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2004

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Effective as of 12:01 a.m. on June 10, 2004, Susquehanna Bancshares, Inc. (“Susquehanna”) completed its acquisition of Patriot Bank Corp. (“Patriot”) and the related transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated as of March 15, 2004 (the “Merger Agreement”) between Susquehanna and Patriot. Pursuant to the Merger Agreement, Patriot merged with and into Susquehanna. In addition, under the terms of an Amended and Restated Agreement and Plan of Merger dated as of May 1, 2004, as amended (the “Bank Merger Agreement”), between Equity Bank, a wholly-owned subsidiary of Susquehanna (“Equity Bank”), and Patriot Bank, a wholly-owned subsidiary of Patriot (“Patriot Bank”), Patriot Bank merged with and into Equity Bank, effective as of 12:02 a.m. on June 10, 2004. A press release issued by Susquehanna on June 10, 2004 announcing these events is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated June 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ Drew K. Hostetter
Drew K. Hostetter
Executive Vice President & CFO

Dated: June 10, 2004